UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 10, 2006
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware		25-1655321
(State or other jurisdiction of	001-31993	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)

20810 Fernbush Lane
Houston, Texas		77073
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (281) 821-9091

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Non-Employee Director Restricted Stock Agreement
Press Release

Item 1.01. Entry Into a Material Definitive Agreement
On and effective May 10, 2006, the Corporate Governance & Nominating Committee of the Board of Directors amended the standard compensation payable to non-employee directors. The purpose of the changes was (a) to base the equity portion of the compensation on the amount of the accounting income charge to the Company rather than on a fixed number of shares because the accounting charge can vary widely from year to year based on the Company’s stock price at the date of grant; (b) to reflect the fact that service on the Audit Committee takes substantially more time than service on the Board’s other committees; (c) to reduce the fees for in-person committee meetings held on the same day as a Board meeting; and (d) to reflect the fact that telephone meetings take less time than in-person meetings and do not involve travel time. The newly adopted compensation arrangements are set forth in the following table.

ANNUAL FEES
Annual Fees for all Non-Employee Directors
Each Director (no change)	$7,500
Each Director at each Annual Meeting of Stockholders	A restricted stock grant that has an accounting income charge limited to $35,000 per grant.*

Additional Annual Fees for Committee Members
Chairman of the Audit Committee (no change)	$7,500
Chairman of the Compensation Committee (no change)	$2,500
Chairman of the Corporate Governance & Nominating Committee (no change)	$2,500

MEETING FEES
In-Person Meetings
Board Meetings (each director)	$1,500
Committee Meetings (each committee member)
Audit Committee meetings on the same day as a Board meeting on a different day	$1,000

Other committee meetings	$1,500
on the same day as a Board meeting	$ 500
on a different day	$ 750

Telephonic Meetings (Board & Committee Meetings)
One hour or longer	$1,000
Less than one hour	$ 300

*	The restricted shares may not be sold, assigned, transferred, pledged or otherwise disposed of until they vest. Vesting for the May 10, 2006 grant occurs on the day before the 2007 Annual Meeting of Stockholders, but earlier if the director dies or becomes disabled and in the event of a change in control of the Company. The shares are forfeited in the event that prior to vesting, the director ceases to be a director other than by reason of his death or disability.

Under this new compensation arrangement, on May 10, 2006, each of the Company’s non-employee directors, namely John D. Abernathy, Robert W. Frickel, Christopher H. B. Mills, Milton L. Scott and David R. A. Steadman was awarded 1,207 shares of restricted common stock.

Item 2.02 Results of Operations and Financial Condition.
On May 11, 2006 Sterling Construction Company, Inc. issued a press release announcing operating results for its first quarter ended March 31, 2006.
In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

#10.1	Form of Non-Employee Director Restricted Stock Agreement

99.1	Press Release issued May 11, 2006.

#	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.
Dated: May 11, 2006	By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

#10.1	Form of Non-Employee Director Restricted Stock Agreement

99.1	Press Release issued May 11, 2006.

#	Management contract or compensatory plan or arrangement.